INDEPENDENT AUDITORS' REPORT

To the Partners

Chippewa County Housing Partners

Middleton, Wisconsin

We have audited the accompanying balance sheets of Chippewa County Housing Partners as of December 31, 2004 and 2003, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chippewa County Housing Partners as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Madison, Wisconsin

January 14, 2005

Virchow, Krause & Company, LLP

Certified Public Accountants & Consultants • An Independent Member of Baker Tilley International

Suby, Von Haden & Associates, S.C.

CERTIFIED PUBLIC ACCUNTANTS

INDEPENDENT AUDITORS REPORT

To the Partners

Galesburg Housing Partners

(A Wisconsin General Partnership)

Madison, Wisconsin

We have audited the accompanying balance sheets of HUD Project No. IL06-8023-001 of Galesburg Housing Partners (A Wisconsin General Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Galesburg Housing Partners as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

1221 John Q. Hammons Drive * P.O. Box 44966, Madison, WI 53744-4966 * 608-831-8181 * Fax: 608-831-4243 * www.sva.com

In accordance with Government Auditing Standards, we have also issued our reports dated January 13, 2005, on our consideration of Galesburg Housing Partners’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contacts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

January 13, 2005

Audit firm: Suby, Von Haden & Associates, S.C.

Lead auditor: Glen C. Weyenberg, CPA

Title: Principal

ID #39-1203191

E-mail: weyenbergg@sva.com

Independent Auditors’ Report

The Partners

Harborview Apartments Associates

Marlton, New Jersey

We have audited the accompanying balance sheets of Harborview Apartments Associates (A Limited Partnership), HUD Project No. 056—35019-LD, as of December 31. 2004 and 2003, and the related statements of income Loss), changes in Partners capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnerships management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our Opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, he financial position of Harborview Apartments Associates (A Limited Partnership), HUD Project No. 056-35019-LD, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements, Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Page Two

The Partners

Harborview Apartments Associates

In accordance the Government Auditing Standards, we have also issued reports dated January 12, 2005 on our consideration of Harborview Apartments Associates’ (A Limited Partnership), HUD Project No. 056-35019-LO, internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ ASHER & COMPANY, Ltd.

Philadelphia, Pennsylvania

January 12, 2005

INDEPENDENT AUDITORS’ REPORT

To the Partners

Jewish Federation Apartments

Associates Limited Partnership

We have audited the accompanying balance sheets of Jewish Federation Apartments Associates Limited Partnership as of December 31, 2004 and 2003, and the related statements of profit and loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

..

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jewish Federation Apartments Associates Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland

March 3, 2005

Novogradac & Company LLC

Certified Public Accountants

REPORT OF INDEPENDENT AUDITORS

To the Partners of

Pilgrim Tower North Associates

We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership) as of December 31, 2005, and the related statements of changes in partners’ equity, operations and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

February 20, 2006	/s/ Novogradac & Company LLP

INDEPENDENT AUDITORS' REPORT

To the Partners of

Pilgrim Tower North Associates

We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership) (Project No. 122-44601) as of December 31, 2004, and the related statements of changes in partners' equity, operations and cash flows for the year then ended. These financial statements are the responsibility of Pilgrim Tower North Associates’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates as of December 31, 2004, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 25, 2005 on our consideration of Pilgrim Tower North Associates’ internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Ziner, Kennedy & Lehan LLP

INDEPENDENT AUDITORS' REPORT

To the Partners

Riverview Manor Company Limited Partnership

Middleton, Wisconsin

We have audited the accompanying balance sheets of Riverview Manor Company Limited Partnership as of December 31, 2004 and 2003, and the related statements of income and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverview Manor Company Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Madison, Wisconsin

January 14, 2005

Virchow, Krause & Company, LLP

Certified Public Accountants & Consultants • An Independent Member of Baker Tilley International

INDEPENDENT AUDITORS' REPORT

To the Partners

SOUTHWEST DEVELOPMENT COMPANY

We have audited the accompanying balance sheets of Southwest Development Company– IHDA Project No. ML-21 as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwest Development Company– IHDA Project No. ML-21 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority’s Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 24, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

/s/ Mayer Hoffman McCann P.C.

Chicago, Illinois

January 24, 2005

INDEPENDENT AUDITORS' REPORT

To the Partners

THORNWOOD HOUSE ASSOCIATES

We have audited the balance sheets of Thornwood House Associates – IHDA Project No. ML-56 as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thornwood House Associates – IHDA Project No. ML-56 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority’s Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 18, 2005, on our consideration of the Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

/s/ Mayer Hoffman McCann P.C.

Chicago, Illinois

January 18, 2005

INDEPENDENT AUDITORS’ REPORT

To the Partners	February 9, 2005

Tradewinds West Limited Dividend Housing Association

Limited Partnership

Traverse City, Michigan

We have audited the accompanying balance sheets of Tradewinds West Limited Dividend Housing Association Limited Partnership, HUD Project No. 047-44021-NP-SUP-8, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tradewinds West Limited Dividend Housing Association Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated February 9, 2005, on our consideration of the partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide and opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in assessing the results of our audit.